SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ____)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       American Municipal Term Trust Inc.
                     American Municipal Term Trust Inc.--II
                     American Municipal Term Trust Inc.--III
                       Minnesota Municipal Term Trust Inc.
                     Minnesota Municipal Term Trust Inc.--II
                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
                         The Americas Income Trust Inc.
                           Highlander Income Fund Inc.
             ------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   (specify)
             ------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ]   Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.
     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction :

     --------------------------------------------------------------------------
     (5)  Total fee paid:

     --------------------------------------------------------------------------

[ ]   Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

     --------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------
     (3)  Filing Party:

     --------------------------------------------------------------------------
     (4)  Date Filed:

     --------------------------------------------------------------------------



                    AMERICAN MUNICIPAL TERM TRUST INC.
                   AMERICAN MUNICIPAL TERM TRUST INC.--II
                  AMERICAN MUNICIPAL TERM TRUST INC.--III
                    MINNESOTA MUNICIPAL TERM TRUST INC.
                  MINNESOTA MUNICIPAL TERM TRUST INC.--II
                 AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                 MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
                      THE AMERICAS INCOME TRUST INC.
                        HIGHLANDER INCOME FUND INC.

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON AUGUST 20, 1997

     NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of American Municipal Term Trust Inc., American Municipal Term Trust Inc.--II, American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc.--II, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., The Americas Income Trust Inc. and Highlander Income Fund Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:00 p.m., Central Time, on Wednesday, August 20, 1997, on the eleventh floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. The purposes of the meeting are as follow:

     1. To establish the number of members of the Board of Directors of each Fund at seven and to elect each Fund's Board of Directors.

     2. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants of each Fund for the current fiscal year.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record on June 25, 1997, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached Proxy Statement.


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUNDS FURTHER SOLICITATION EXPENSE. A stamped return envelope is enclosed for your convenience.

                                        By order of the Boards of Directors



                                        Susan Sharp Miley
                                        Secretary

Dated:  July 11, 1997




                                 PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS--AUGUST 20, 1997

     The enclosed proxy is solicited by the Board of Directors of American Municipal Term Trust Inc. ("AXT"), American Municipal Term Trust Inc.--II ("BXT"), American Municipal Term Trust Inc.--III ("CXT"), Minnesota Municipal Term Trust Inc. ("MNA"), Minnesota Municipal Term Trust Inc.--II ("MNB"), American Municipal Income Portfolio Inc. ("XAA"), Minnesota Municipal Income Portfolio Inc. ("MXA") , The Americas Income Trust Inc. ("XUS") and Highlander Income Fund Inc. ("HLA") (individually, a "Fund" and collectively, the "Funds") in connection with each Fund's annual meeting of shareholders to be held August 20, 1997, and any adjournments thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be allocated among the Funds, and such mailing will take place on approximately July 11, 1997. Representatives of Piper Capital Management Incorporated (the "Adviser"), the investment adviser and manager of each Fund, may, without cost to the Funds, solicit proxies on behalf of the management of the Funds by means of mail, telephone, or personal calls. The address of the Funds and the Adviser is 222 South Ninth Street, Minneapolis, Minnesota 55402.

     A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, proxies that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified in the proxy, those proxies will be voted as the shareholder has instructed. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to ratification of the accountants, an abstention may be specified and will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal, but will be counted as a vote "against" such proposal. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only those shareholders owning shares as of the close of business on June 25, 1997, may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding common and preferred shares, each with a par value of $.01, of each Fund as follow:

         FUND              COMMON SHARES           PREFERRED SHARES
         ----              -------------           ----------------
         AXT                 8,455,000                   1,700
         BXT                 7,355,820                   1,480
         CXT                 5,300,000                   1,064
         MNA                 5,732,710                   1,152
         MNB                 3,460,000                     694
         XAA                 5,756,267                   1,740
         MXA                 4,146,743                   1,244
         XUS                 6,251,305                      --
         HLA                 1,989,467                      --

Each shareholder is entitled to one vote for each share held. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of June 25, 1997.

     In the event that sufficient votes are not received for the adoption of either proposal, an adjournment or adjournments of the meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present (in person or by proxy) at the meeting or any adjournment thereof. The persons named as proxies will vote all shares that have voted for the proposal in favor of adjournment; shares voted against the proposal will be voted against adjournment.

     A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT AND SUCCEEDING SEMI-ANNUAL REPORT, IF ANY, IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804, OR CALL 800-866-7778, EXTENSION 6786, AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, shareholders of each Fund will be asked to elect the members of that Fund's Board of Directors. The Bylaws of each Fund provide that the shareholders have the power to establish the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The Directors recommend that the size of the Board of Directors of each Fund be established at seven.

     For each of AXT, BXT, CXT, MNA, MNB, XAA and MXA (the "Municipal Bond Funds") , under normal circumstances the preferred shareholders are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for Director to be elected by the preferred shareholders are David T. Bennett and William H. Ellis. The remaining nominees listed below are to be elected by the preferred shareholders and the common shareholders, voting together. XUS and SLA issue only common shares and the shareholders of those Funds vote on all nominees listed below.

     It is intended that the enclosed proxy will be voted for the election of the persons named below as Directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his or her name below. Each nominee also serves as a Director of each of the other closed-end and open-end investment companies managed by the Adviser. Each nominee, except Messrs. Latimer and Hughey and Ms. Emmerich, has served as a Director since each Fund commenced operations. Mr. Latimer has served as a Director of AXT, BXT and MNA since October 23, 1991 and as a Director of each of the other Funds since their commencement of operations. Ms. Emmerich has served as a Director of AXT, BXT, CXT, MNA and MNB since May 18, 1993 and as a Director of each of the other Funds since their commencement of operations. Mr. Hughey has served as a Director of each Fund since September 3, 1996.

Name                    Age     Principal Occupation/Business Experience
--------------------------------------------------------------------------------

David T. Bennett        56      Of counsel to the law firm of Gray, Plant,
                                Mooty, Mooty & Bennett P.A., Minneapolis,
                                Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of non-profit organizations.

Jaye F. Dyer            70      President of Dyer Management Company, a private
                                management company, since 1991. Mr. Dyer serves on the board of directors of Northwestern
                                National Life Insurance Company, The ReliaStar
                                Financial Corp. (the holding company of
                                Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.

William H. Ellis*       55      President of Piper Jaffray Companies Inc.;
                                Director and Chairman of the Board of the Adviser; President of the Adviser since 1994;
                                Director of Piper Jaffray Inc.

Karol D. Emmerich       48      President of The Paraclete Group, a consultant
                                to nonprofit organizations, since 1993; prior thereto, Ms. Emmerich was Vice President,
                                Treasurer and Chief Accounting Officer of
                                Dayton Hudson Corporation from 1980 to 1993.
                                Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of
                                Business and serves on the board of directors of a number of privately held and nonprofit corporations.

Luella G. Goldberg      60      Member of the Board of Directors of
                                Northwestern National Life Insurance Company
                                (since 1976), The ReliaStar Financial Corp.
                                (since 1989), TCF Bank Savings fsb (since
                                1985), TCF Financial Corporation (since 1988) and Hormel Foods Corp. (since 1993). Ms.
                                Goldberg also serves as a Trustee of Wellesley
                                College and as a director of a number of other organizations, including the University of
                                Minnesota Foundation and the Minnesota
                                Orchestral Association. Ms. Goldberg was
                                Chairman of the Board of Trustees of Wellesley
                                College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

David A. Hughey         65      Trustee of Bentley College. Prior to September
                                1996, Mr. Hughey was Executive Vice President and Chief Administrative Officer of Dean Witter
                                InterCapital Inc., Dean Witter Services Company
                                Inc. and Dean Witter Distributors Inc.;
                                Director, Executive Vice President and Chief
                                Administrative Officer of Dean Witter Trust
                                Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

George Latimer          61      Chief Executive Officer of National Equity Fund,
                                Chicago, Illinois since 1995; prior thereto, Mr. Latimer was Director, Special Actions
                                Office, Office of the Secretary, Department of
                                Housing and Urban Development since 1993; and prior thereto, Mr. Latimer had been Dean of Hamline Law School, Saint Paul, Minnesota, from
                                1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc.
                                and Payless Cashways, Inc.

---------------------------
*Denotes Directors who are "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Funds. Mr. Ellis is deemed an "interested person" of the Funds because of his positions with the Adviser and its affiliates.

     As of June 25, 1997, the officers and Directors of the Funds as a group beneficially owned less than 1% of each class of outstanding shares of each Fund. None of the Funds' officers or Directors has a family relationship with any other Fund officer or Director.

     The Board of Directors of each Fund has established an Audit Committee, currently consisting of Mr. Hughey, Ms. Goldberg and Ms. Emmerich, who serves as its chairperson. The Audit Committee met twice during each Fund's most recent fiscal year. The Funds do not have nominating or compensation committees.

     The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.

     During each Fund's most recently ended fiscal year, there were six meetings of the Board of Directors, except that XAA, MXA and HLA each had seven such meetings. All Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which they served that were held while they were serving on the Board of Directors or on such committee.

     No compensation is paid by the Funds to any Director who is an officer or employee of the Adviser or any of its affiliates. The Funds, together with all closed-end investment companies managed by the Adviser, pay each of the other Directors an aggregate quarterly retainer of $5,000, which is allocated among the Funds and such other investment companies on the basis of each company's net assets. In addition, each Fund pays each such Director a fee for each in-person meeting of the Board of Directors he or she attends. Such fee is based on the net asset value of the Fund and ranges from $250 (net assets of less than $200 million) to $1,500 (net assets of $5 billion or more). Members of the Audit Committee who are not affiliated with the Adviser receive $1,000 per meeting attended ($2,000 for the chairperson of such Committee) with such fee being allocated among all closed- and open-end investment companies managed by the Adviser on the basis of relative net asset values. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the compensation received by each Director from each Fund for its most recent fiscal year, as well as the total compensation received by each Director from the Funds and all other open-end and closed-end investment companies managed by the Adviser (the "Fund Complex") for the twelve-months ended December 31, 1996. Mr. Ellis, as an officer of the Adviser, did not receive any such compensation and is not included in the table.

Fund       Bennett       Dyer     Emmerich     Goldberg     Hughey    Latimer
-----------------------------------------------------------------------------

AXT       $  2,195    $  2,221     $ 2,221      $ 2,278     $   --    $ 2,164
BXT       $  2,195    $  2,221     $ 2,221      $ 2,278     $   --    $ 2,164
CXT       $  2,195    $  2,227     $ 2,227      $ 2,290     $   --    $ 2,164
MNA       $  2,195    $  2,221     $ 2,221      $ 2,278     $   --    $ 2,164
MNB       $  2,195    $  2,221     $ 2,221      $ 2,278     $   --    $ 2,164
XAA       $  2,195    $  2,221     $ 2,221      $ 2,278     $   --    $ 2,164
MXA       $  2,195    $  2,221     $ 2,221      $ 2,278     $   --    $ 2,164
XUS       $  2,231    $  2,289     $ 2,289      $ 2,345     $   --    $ 2,231
HLA       $  2,140    $  2,109     $ 2,172      $ 2,172     $  984    $ 2,078
TOTAL
COMPENSATION
FROM FUND
COMPLEX*  $ 56,250    $ 58,750     $58,750      $60,750     $   --    $56,250
----------------------
* Currently consists of 20 open-end and closed-end investment companies managed by the Adviser, including the Funds.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Municipal Bond Fund, (i) the vote of a majority of the preferred shares represented at the meeting is sufficient for the election of Mr. Bennett and Mr. Ellis, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a majority of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. For each of XUS and SLA, the vote of a majority of the shares represented at the meeting is sufficient for the election of all of the above nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote "for" all nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.


                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

     The Directors, including a majority who are not interested persons of the Adviser or the Funds, have selected KPMG Peat Marwick LLP to be the Funds' independent public accountants for each Fund's current fiscal year. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Funds or in the Adviser, other than receipt of fees for services to the Funds. KPMG Peat Marwick LLP also serves as the independent public accountants for each of the other investment companies managed by the Adviser and has been the independent public accountants for the Funds since commencement of operations.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. In the case of the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote "for" the ratification of the selection of KPMG Peat Marwick LLP as each Fund's independent public accountants.


                             EXECUTIVE FUND OFFICERS

     Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years.

Name                    Age    Position/Term of Office/Business Experience
--------------------------------------------------------------------------------

William H. Ellis        55      Chairman of the Boards of Directors. See
                                information in Proposal One.
Paul A. Dow             46      President since 1996. Senior Vice President and
                                Chief Investment Officer of the Adviser.
Robert H. Nelson        33      Vice President since 1996 and
                                Treasurer since 1995. Senior Vice President of
                                the Adviser since 1993. Previously, Vice
                                President of the Adviser from 1991 to 1993.
Susan S. Miley          40      Secretary since 1996. Senior Vice President and
                                General Counsel of the Adviser since 1995.
                                Previously, counsel for American Express
                                Financial Advisors, Minneapolis from 1994 to
                                1995 and attorney at Simpson Thacher & Bartlett,
                                New York, New York from 1984 to 1992.


                            SUPPLEMENTAL INFORMATION

     Based on Fund records and other information, the Funds believe that all SEC filing requirements applicable to their Directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except that Chris J. Neuharth (for XUS) and Momchilo Vucenich (for HLA) each failed to timely file a Form 4. The required Form was subsequently filed.

                           SHAREHOLDER PROPOSALS

     Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Funds' offices, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, no later than March 1, 1998.


                                          Susan Sharp Miley
Dated:  July 11, 1997                     Secretary




NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS


TIME:
WEDNESDAY, AUGUST 20, 1997
AT 2:00 P.M.

PLACE:
PIPER JAFFRAY TOWER, ELEVENTH FLOOR
222 SOUTH NINTH STREET
MINNEAPOLIS, MINNESOTA

IMPORTANT:
PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.



                                   APPENDIX A

                              [INSERT NAME OF FUND]
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of [insert name of Fund] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
          ______FOR all nominees listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg, David A. Hughey and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                        Dated:___________________________, 1997


                                        _______________________________________


                                        _______________________________________

                                        IMPORTANT: Please date and sign this
                                        Proxy. If the stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians, and others signing in a
                                        representative capacity should give
                                        their full title as such.





                             [INSERT NAME OF FUND]
                                PREFERRED STOCK

                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of [insert name of Fund] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
          ______FOR all nominees listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg , David A. Hughey and George Latimer. (Instruction:
To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                        Dated:___________________________, 1997


                                        _______________________________________


                                        _______________________________________

                                        IMPORTANT: Please date and sign this
                                        Proxy. If the stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians, and others signing in a
                                        representative capacity should give
                                        their full title as such.





                             [INSERT NAME OF FUND]

                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of [insert name of Fund] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
          ______FOR all nominees listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg, David A. Hughey and George Latimer. (Instruction:
To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR _____ AGAINST_____ ABSTAIN_____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                        Dated:___________________________, 1997


                                        _______________________________________


                                        _______________________________________

                                        IMPORTANT: Please date and sign this
                                        Proxy. If the stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians, and others signing in a
                                        representative capacity should give
                                        their full title as such.